Exhibit 1.1

UNDERWRITING AGREEMENT

between

VERSUS SYSTEMS INC.

and

D.A. Davidson & Co.

and

H.C. WAINWRIGHT & CO.,

as Representatives of the Several Underwriters

December [●], 2021

D.A. DAVIDSON & CO.

8 Third Street North, Davidson Building

Great Falls, MT 59401

H.C. WAINWRIGHT & CO.

430 Park Avenue, 3rd Floor

New York, NY 10022

Ladies and Gentlemen:

The undersigned, Versus Systems Inc., a corporation formed under the laws of British Columbia, Canada (collectively with its subsidiaries and affiliates, including, without limitation, all entities disclosed or described in the Registration Statement (as hereinafter defined) as being subsidiaries or affiliates of Versus Systems Inc. the “Company”), hereby confirms its agreement (this “Agreement”) with D.A. Davidson & Co. and H.C. Wainwright (hereinafter collectively referred to as “you” (including its correlatives) or the “Representatives”) and with the other underwriters named on Schedule 1 hereto for which the Representatives are acting as representatives (the Representatives and such other underwriters being collectively called the “Underwriters” or, individually, an “Underwriter”) as follows:

1. Purchase and Sale of Securities.

1.1 Firm Securities.

1.1.1 Nature and Purchase of Firm Securities.

(i) On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the several Underwriters, an aggregate of [●] shares (each, a “Firm Share” and collectively, the “Firm Shares”) of the Company’s common shares, no par value per share (the “Common Shares”). For every one Firm Share issued and sold by the Company, the Company shall issue and sell to the several Underwriters one warrant (each, a “Warrant,” and collectively as the “Warrants”). Each Warrant shall entitle its holder to purchase one Common Share at an exercise price of $[●] per share (120% of the public offering price per Firm Share in the Offering), or an aggregate of [●] Warrants to purchase an aggregate of [●] Common Shares (the “Firm Warrants” and together with the Firm Shares, the “Firm Securities”). The Firm Shares and Firm Warrants shall be sold together as a unit (each a “Firm Unit” and collectively the “Firm Units”), consisting of one Firm Share and one Firm Warrant. The Firm Shares and the Firm Warrants will be separated immediately upon issuance. The Warrants will not be listed for trading on the Nasdaq CM and will expire [60] months from the date of issuance.

(ii) The Underwriters, severally and not jointly, agree to purchase from the Company the number of Firm Units set forth opposite their respective names on Schedule 1 attached hereto and made a part hereof at a purchase price of $[●] per Firm Unit (92.5% of the Firm Unit Offering Price), and the purchase price of the Firm Unit shall be allocated as follows: (i) $[●] per Firm Share and (ii) $0.0001 per each Firm Warrant. The Firm Units are to be offered initially to the public at the offering price set forth on the cover page of the Prospectus (as defined in Section 2.1.1).

1.1.2 Firm Securities Payment and Delivery.

(i) Delivery and payment for the Firm Securities shall be made at 10:00 a.m., Eastern time, on the second (2nd) Business Day following the effective date (the “Effective Date”) of the Registration Statement (as defined in Section 2.1.1) (or the third (3rd ) Business Day following the Effective Date if the Registration Statement is declared effective after 4:01 p.m., Eastern time) or at such earlier time as shall be agreed upon by the Representatives and the Company, at the offices of Troutman Pepper Hamilton Sanders LLP, 5 Park Plaza, 14th Floor, Irvine, California 92626 (“Representatives’ Counsel”), or at such other place (or remotely by facsimile or other electronic transmission) as shall be agreed upon by the Representatives and the Company. The hour and date of delivery of and payment for the Firm Securities is called the “Closing Date.”

(ii) Payment for the Firm Securities shall be made on the Closing Date by wire transfer in federal (same day) funds, payable to the order of the Company upon delivery of the certificates (in form and substance satisfactory to the Underwriters) representing the Firm Securities (or through the facilities of the Depository Trust Company (“DTC”)) for the accounts of the Representatives. The Firm Securities shall be registered in such name or names and in such authorized denominations as the Representatives may request in writing at least two (2) full Business Days prior to the Closing Date. The Company shall not be obligated to sell or deliver the Firm Securities except upon tender of payment by the Representatives for all of the Firm Securities. The term “Business Day” means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions are authorized or obligated by law to close in New York, New York.

1.2 Over-allotment Option.

1.2.1 Option Securities. For the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Units, the Company hereby grants to the Underwriters an option (the “Over-allotment Option”) to purchase up to [●] additional Common Shares sold as part of the Firm Units sold in the offering, representing fifteen percent (15%) of the Common Shares sold as part of the Firm Units sold in the offering (the “Option Shares”), and/or up to [●] additional warrants, representing fifteen percent (15%) of the warrants sold as part of the Firm Units sold in the offering (the “Option Warrants” and collectively with the Option Shares, the “Option Securities”), from the Company. The purchase price to be paid per Option Share shall be equal to the Firm Share purchase price and the purchase price to be paid per Option Warrant shall be $0.0001. The Over-allotment Option is, at the Underwriters’ sole discretion, for Option Shares and Option Warrants together, solely Option Shares, solely Option Warrants, or any combination thereof (each, an “Option Security” and collectively, the “Option Securities”). The Firm Securities and the Option Securities are collectively referred to as the “Securities.” The Securities, the Common Shares underlying the Firm Warrants, and the Common Shares underlying the Option Warrants are referred to herein collectively as the “Public Securities.” The offering and sale of the Public Securities is herein referred to as the “Offering.”

1.2.2 Exercise of Over-allotment Option. The Over-allotment Option granted pursuant to Section 1.2.1 may be exercised by the Representatives as to all (at any time) or any part (from time to time) of the Option Shares and/or Option Warrants, in any confirmation thereof, within 30 days after the Effective Date. The purchase price to be paid per Option Share shall be equal to the Firm Share purchase price. The purchase price to be paid per Option Warrant shall be equal to the Firm Warrant purchase price. The Underwriters shall not be under any obligation to purchase any Option Securities prior to the exercise of the Over-allotment Option. The Over-allotment Option granted hereby may be exercised by the giving of oral notice to the Company from the Representatives, which shall be confirmed in writing by overnight mail or facsimile or other electronic transmission, setting forth the number of Option Shares and/or Option Warrants to be purchased and the date and time for delivery of and payment for the Option Securities (the “Option Closing Date”), which shall not be later than two (2) full Business Days after the date of the notice or such other time as shall be agreed upon by the Company and the Representatives, at the offices of Representatives’ Counsel, or at such other place (including remotely by facsimile or other electronic transmission) as shall be agreed upon by the Company and the Representatives. If such delivery and payment for the Option Securities does not occur on the Closing Date, the Option Closing Date will be as set forth in the notice. Upon exercise of the Over-allotment Option with respect to all or any portion of the Option Securities, subject to the terms and conditions set forth herein, (i) the Company shall become obligated to sell to the Underwriters the number of Option Shares and/or Option Warrants specified in such notice, and (ii) each of the Underwriters, acting severally and not jointly, shall purchase that portion of the total number of Option Shares and Option Warrants then being purchased that the number of Firm Shares as set forth in Schedule 1 opposite the name of such Underwriter bears to the total number of Firm Shares, subject, in each case, to such adjustments as the Representatives, in their sole discretion, shall determine.

1.2.3 Payment and Delivery. Payment for the Option Securities shall be made on the Option Closing Date by wire transfer in federal (same day) funds, payable to the order of the Company upon delivery to you of certificates (in form and substance satisfactory to the Representatives) representing the Option Securities (or through the facilities of DTC for the account of the Underwriters). The Option Securities shall be registered in such name or names and in such authorized denominations as the Representatives may request in writing at least two (2) full Business Days prior to the Option Closing Date. The Company shall not be obligated to sell or deliver the Option Securities except upon tender of payment by the Representatives for applicable Option Securities. The Option Closing Date may be simultaneous with, but not earlier than, the Closing Date; and in the event that such time and date are simultaneous with the Closing Date, the term “Closing Date” shall refer to the time and date of delivery of the Firm Securities and Option Securities.

1.3 Representatives’ Warrants.

1.3.1 Purchase Warrants. The Company hereby agrees to issue and sell to the Representatives (and/or their designees) on the Closing Date an option (“Representatives’ Warrant”) for the purchase of an aggregate of [●] Common Shares (which is equal to an aggregate of 5% of the Firm Shares sold in the Offering and 5% of the Warrants sold in the Offering), for an aggregate purchase price of $100.00. The Representatives’ Warrant agreement, in the form attached hereto as Exhibit A (the “Representatives’ Warrant Agreement”), shall be exercisable, in whole or in part, commencing on the Effective Date and expiring on the five-year anniversary of the Effective Date at an initial exercise price per Common Share of $[●], which is equal to 120% of the public offering price of each Firm Share. The Representatives’ Warrant Agreement and the Common Shares issuable upon exercise thereof are sometimes hereinafter referred to together as the “Representatives’ Securities.” The Representatives understand and agree that there are significant restrictions pursuant to FINRA Rule 5110 against transferring the Representatives’ Warrant and the underlying Common Shares during the one hundred eighty (180) days after the Effective Date and by their acceptance thereof shall agree that they will not sell, transfer, assign, pledge or hypothecate the Representatives’ Warrant Agreement, or any portion thereof, or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of such securities for a period of one hundred eighty (180) days following the Effective Date to anyone other than (i) an Underwriter or a selected dealer in connection with the Offering, or (ii) a bona fide officer or partner of the Representatives or of any such Underwriter or selected dealer; and only if any such transferee agrees to the foregoing lock-up restrictions.

1.3.2 Delivery. Delivery of the Representatives’ Warrant Agreement shall be made on the Closing Date and shall be issued in the name or names and in such authorized denominations as the Representatives may request.

2. Representations and Warranties of the Company. The Company, represents and warrants to the Underwriters as of the Applicable Time (as defined below), as of the Closing Date and as of the Option Closing Date, if any, as follows:

2.1 Filing of Registration Statement.

2.1.1 Pursuant to the Securities Act.

(i) The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement, including the related preliminary prospectus or prospectuses, relating to the Public Securities under the Securities Act of 1933, as amended (the “Securities Act”), on Form F-1 (No. 333-261423) (the “Initial Registration Statement”); and such Initial Registration Statement, and any post-effective amendment thereto, each in the form previously delivered to you, have been declared effective by the Commission, in such form. Other than a registration statement, if any, increasing the size of the Offering (a “Rule 462(b) Registration Statement”) filed pursuant to Rule 462(b) under the Securities Act, which will become effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission. The various parts of the Initial Registration Statement and the 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act and deemed by virtue of Rule 430A under the Securities Act to be part of the Initial Registration Statement at the time it became effective under the Securities Act, each as amended at the time such part of the Initial Registration Statement or Rule 462(b) Registration Statement, if any, became or hereafter becomes effective under the Securities Act, are hereafter collectively referred to as the “Registration Statement.”

All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, any Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”). For purposes of this Agreement, “Applicable Time” is 5:30 p.m. (New York City time) on the date of this Agreement.

(ii) The prospectus relating to the Public Securities and the Representatives’ Securities, in the form first filed with the Commission pursuant to Rule 424(b) under the Securities Act, is hereafter referred to as the “Prospectus.” Any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter referred to as a “Preliminary Prospectus”; and the Preliminary Prospectus relating to the Public Securities, if any, as amended or supplemented immediately prior to the Applicable Time, is hereafter referred to as the “Pricing Prospectus.” Any “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act) relating to the Public Securities is hereafter referred to as an “Issuer Free Writing Prospectus”; and the Pricing Prospectus, as supplemented by the Issuer Free Writing Prospectuses, if any, listed in Schedule 2-B hereto, and the information included on Schedule 2A hereto, taken together, are hereafter referred to collectively as the “Pricing Disclosure Package.” As used herein “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act and “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act.

(iii) At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act) of the Public Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405.

(iv) Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the regulations promulgated thereunder on the date of first use, and the Company has complied with the requirements of Rule 433 under the Securities Act with respect to each Issuer Free Writing Prospectus including, without limitation, all prospectus delivery, filing, record retention and legending requirements applicable to any such Issuer Free Writing Prospectus. The Company has not (i) distributed any offering material in connection with the Offering other than any Preliminary Prospectus, the Prospectus, and any Issuer Free Writing Prospectus set forth on Schedule II hereto, or (ii) filed, referred to, approved, used or authorized the use of any “free writing prospectus” as defined in Rule 405 under the Securities Act with respect to the Offering or the Public Securities, except for any Issuer Free Writing Prospectus set forth in Schedule 2-B hereto and any electronic road show previously approved by the Representatives. The Company has retained in accordance with the Securities Act and the rules and regulations promulgated thereunder all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Securities Act and the rules and regulations promulgated thereunder. The Company has taken all actions necessary so that any “road show” (as defined in Rule 433 under the Securities Act) in connection with the offering of the Stock will not be required to be filed pursuant to the Securities Act and the rules and regulations thereunder.

2.1.2 Pursuant to the Exchange Act. The Common Shares have been registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration.

2.2 Stock Exchange Listing. No consent, approval, authorization or order of, or filing, notification or registration with, The Nasdaq Capital Market (the “Nasdaq CM”) is required for the listing and trading of the Firm Shares on the Nasdaq CM, except for (i) a Notification Form: Listing of Additional Shares; and (ii) a Notification Form: Change in the Number of Shares Outstanding.

2.3 No Stop Orders, etc. No stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission. No order preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission. The Company has complied in all material respects with each request (if any) from the Commission for additional information.

2.4 Disclosures in Registration Statement.

2.4.1 Compliance with Securities Act and 10b-5 Representation.

(i) Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder (the “Securities Act Regulations”). Each Preliminary Prospectus, the Prospectus and any amendment or supplement thereto, at the time each was filed with the Commission, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each Preliminary Prospectus delivered to the Underwriters for use in connection with this offering and the Prospectus was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(ii) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain, as of the date of such amendment or supplement, an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any information contained in or omitted from the Registration Statement or any amendment thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use therein. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of the following disclosure contained in the “Underwriting” section of the Prospectus: (i) the table showing the number of securities to be purchased by each Underwriter, (ii) the first paragraph under the caption “Discounts and Commissions” and (iii) paragraphs one and two under the caption “Stabilization” (the “Underwriters’ Information”).

(iii) The Pricing Disclosure Package, as of the Applicable Time, at the Closing Date or at any Option Closing Date did not, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Prospectus will not, as of its date, as of the Closing Date or as of any Option Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each Issuer Free Writing Prospectus complies in all material respects with the applicable provisions of the Securities Act and the Securities Act Regulations, and does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus, and each Issuer Free Writing Prospectus listed in Schedule 2-B hereto, as supplemented by and taken together with the Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to the Underwriters’ Information.

(iv) Neither the Prospectus nor any amendment or supplement thereto (including any prospectus wrapper), as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), at the Closing Date or at any Option Closing Date, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to the Underwriters’ Information.

2.4.2 Disclosure of Agreements. The agreements and documents described in the Registration Statement, the Pricing Disclosure Package and the Prospectus conform in all material respects to the descriptions thereof contained therein and there are no agreements or other documents required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which it is or may be bound or affected and (i) that is referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus, or (ii) is material to the Company’s business, has been duly authorized and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. None of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the Company’s knowledge, any other party is in default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder. To the best of the Company’s knowledge, performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses (each, a “Governmental Entity”), including, without limitation, those relating to environmental laws and regulations.

2.4.3 Prior Securities Transactions. Since inception, no securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by or under common control with the Company, except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Preliminary Prospectus.

2.4.4 Regulations. The disclosures in the Registration Statement, the Pricing Disclosure Package and the Prospectus concerning the effects of federal, state, local and all foreign regulation on the Offering and the Company’s business as currently contemplated are correct in all material respects and no other such regulations are required to be disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus which are not so disclosed.

2.4.5 No Other Distribution of Offering Materials. The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the Offering other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Securities Act and consistent with Section 3.2.

2.5 Changes After Dates in Registration Statement.

2.5.1 No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except as otherwise specifically stated therein: (i) there has been no material adverse change in the financial position or results of operations of the Company, nor any change or development that, singularly or in the aggregate, would involve a material adverse change or a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations, business, general affairs, management, assets or prospects of the Company (a “Material Adverse Change”); (ii) there have been no material transactions entered into by the Company, other than as contemplated pursuant to this Agreement; (iii) there has not been any material change in the capital stock or long-term or short-term debt of the Company, (iv) there have been no transactions entered into by the Company, other than in the ordinary course of business, which are material with respect to the Company, individually or taken as a whole, (v) the Company has not sustained any material loss or interference with its business or properties from fire, explosion, flood, earthquake, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and (vi) no officer or director of the Company has resigned from any position with the Company. Since the date of the latest balance sheet included in the Registration Statement, the Pricing Disclosure Package or the Prospectus, the Company has not incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company, individually or taken as a whole, except for liabilities, obligations and transactions which are disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

2.5.2 Recent Securities Transactions, etc. Subsequent to the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and except as may otherwise be indicated or contemplated herein or disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not: (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

2.6 Independent Accountants. Davidson & Company LLP ( “Davidson”), who has certified the financial statements and supporting schedules and information of the Company that are included in the Registration Statement, the Pricing Disclosure Package and the Prospectus are independent public accountants as required by the Securities Act, the Securities Act Regulations and the rules of the Public Company Accounting Oversight Board (“PCAOB”). Neither Davidson nor Ramirez Jimenez International CPAs (“RJI”) has, during the periods covered by the financial statements included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act

2.7 Financial Statements, etc. The financial statements, including the notes thereto, and the supporting schedules included in the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly the consolidated financial position and the results of operation of the Company at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with International Financial Reporting Standards as issued by the International Accounting Standards Board (“IFRS”) applied on a consistent basis throughout the periods involved (provided that unaudited interim financial statements are subject to year-end audit adjustments that are not expected to be material in the aggregate and do not contain all footnotes required by IFRS); and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. Except as included therein, no historical or pro forma financial statements are required to be included in the Registration Statement, the Pricing Disclosure Package or the Prospectus under the Securities Act or the Securities Act Regulations. The pro forma and pro forma as adjusted financial information and the related notes, if any, included in the Registration Statement, the Pricing Disclosure Package and the Prospectus have been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Securities Act Regulations and present fairly the information shown therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All disclosures contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus regarding “non-IFRS financial measures”, if any, comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable. Each of the Registration Statement, the Pricing Disclosure Package and the Prospectus discloses all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (a) neither the Company nor any of its direct and indirect subsidiaries, including each entity disclosed or described in the Registration Statement, the Pricing Disclosure Package and the Prospectus as being a subsidiary of the Company (each, a “Subsidiary” and, collectively, the “Subsidiaries”), has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business, (b) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its capital stock, (c) there has not been any change in the capital stock of the Company or any of its Subsidiaries, or, other than in the course of business, any grants under any stock compensation plan, and (d) there has not been any material adverse change in the Company’s long-term or short-term debt.

2.8 Authorized Capital; Options, etc. The Company had, at the date or dates indicated in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the duly authorized, issued and outstanding capitalization as set forth therein. Based on the assumptions stated in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company will have on the Closing Date the adjusted stock capitalization set forth therein. Except as set forth in, or contemplated by, the Registration Statement, the Pricing Disclosure Package and the Prospectus, on the Applicable Time, as of the Applicable Time and on the Closing Date and any Option Closing Date, there will be no stock options, warrants, or other rights to purchase or otherwise acquire any authorized but unissued Common Shares of the Company or any security convertible or exercisable into Common Shares of the Company, or any contracts or commitments to issue or sell Common Shares or any such options, warrants, rights or convertible securities.

2.9 Valid Issuance of Securities, etc.

2.9.1 Outstanding Securities. All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no contractual rights of rescission or put rights with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights, rights of first refusal or rights of participation of any holders of any security of the Company or similar contractual rights granted by the Company, except for such rights as may have been fully satisfied or waived prior to the Effective Date. The authorized Common Shares conform in all material respects to all statements relating thereto contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The offers and sales of the outstanding Common Shares were at all relevant times either registered under the Securities Act and the applicable state securities or “blue sky” laws or, based in part on the representations and warranties of the purchasers of such Shares, exempt from such registration requirements.

2.9.2 Securities Sold Pursuant to this Agreement. The Public Securities and Representatives’ Securities have been duly authorized for issuance and sale and, when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Public Securities and Representatives’ Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by a Company; and all corporate action required to be taken for the authorization, issuance and sale of the Public Securities and Representatives’ Securities has been duly and validly taken. The Public Securities and Representatives’ Securities conform in all material respects to all statements with respect thereto contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus. All corporate action required to be taken for the authorization, issuance and sale of the Warrants and Representatives’ Warrant has been duly and validly taken; the Common Shares issuable upon exercise of the Warrants and Representatives’ Warrant have been duly authorized and reserved for issuance by all necessary corporate action on the part of the Company and, when paid for and issued in accordance with the Warrants or the Representatives’ Warrant and the Representatives’ Warrant Agreement, as the case may be, such underlying Common Shares will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; and such Common Shares are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company.

2.10 Registration Rights of Third Parties. Except as disclosed in the Registration Statement, no holders of any securities of the Company or any options, warrants, rights or other securities exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Securities Act or to include any such securities in the Registration Statement or any other registration statement to be filed by the Company.

2.11 Validity and Binding Effect of Agreements. This Agreement and the Representatives’ Warrant Agreement have been duly and validly authorized by the Company, and, when executed and delivered, will constitute, the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

2.12 No Conflicts, etc. The execution, delivery and performance by the Company of this Agreement and the Representatives’ Warrant Agreement and all ancillary documents, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof, as the case may be, do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a material breach of, or conflict with any of the terms and provisions of, or constitute a material default under, or result in the creation, modification, termination or imposition of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (any “Lien”) upon any property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, note, lease, loan agreement or any other agreement or instrument, franchise, license or permit to which the Company is a party or as to which any property of the Company is a party; (ii) result in any violation of the provisions of the Company’s Articles (as the same have been amended or restated from time to time, the “Charter”), the by-laws of the Company (as the same may be amended or restated from time to time) or (iii) violate any existing applicable law, rule, regulation, ordinance, directive, judgment, writ, order or decree of any Governmental Entity as of the date hereof, except such as would not have or reasonably be expected to result in a Material Adverse Change.

2.13 No Defaults; Violations. No default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject. The Company is not in violation of any term or provision of its Charter or by-laws, or in violation of any franchise, license, permit, applicable law, rule, regulation, judgment or decree of any Governmental Entity.

2.14 Corporate Power; Licenses; Authorizations.

2.14.1 Conduct of Business. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business purpose as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

2.14.2 Transactions Contemplated Herein. The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency or other body is required for the valid issuance, sale and delivery of the Public Securities and the consummation of the transactions and agreements contemplated by this Agreement and the Representatives’ Warrant Agreement and as contemplated by the Registration Statement, the Pricing Disclosure Package and the Prospectus, except with respect to applicable federal and state securities laws and the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

2.15 D&O Questionnaires. To the Company’s knowledge, all information contained in the questionnaires (the “Questionnaires”) completed by each of the Company’s directors, officers and principal stockholders immediately prior to the Offering (the “Insiders”) as supplemented by all information concerning the Company’s directors, officers and principal stockholders as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, provided to the Underwriters is true and correct in all material respects and the Company has not become aware of any information which would cause the information disclosed in the Questionnaires to become inaccurate and incorrect.

2.16 Litigation; Governmental Proceedings. There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or, to the Company’s knowledge, threatened against, or involving the Company or, to the Company’s knowledge, any executive officer or director which has not been disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus or in connection with the Company’s listing application for the listing of the Public Securities on the Exchange.

2.17 Good Standing. The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of British Columbia, Canada as of the date hereof, and is duly qualified to do business and is in good standing in each other jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify, singularly or in the aggregate, would not have or reasonably be expected to result in a Material Adverse Change. The Charter, and by-laws, or other constitutive and organizational documents of the Company comply with the requirements of applicable law and are in full force and effect.

2.18 Insurance. The Company carries (or will carry at the Closing Date) and is entitled to the benefits of insurance, with reputable insurers, in such amounts and covering such risks which the Company believes are adequate, including, but not limited to, directors and officers insurance coverage at least equal to $2,500,000 and all such insurance is in full force and effect. There are no material claims by the Company under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause.

2.19 Transactions Affecting Disclosure to FINRA.

2.19.1 Finder’s Fees. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any Insider with respect to the sale of the Public Securities hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any of its shareholders that may affect the Underwriters’ compensation, as determined by FINRA.

2.19.2 Payments within Twelve (12) Months. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) any FINRA member; or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the twelve (12) months prior to the Effective Date, other than the payment to the Underwriters as provided hereunder in connection with the Offering.

2.19.3 Use of Proceeds. None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or its affiliates, except as specifically described in the Registration Statement.

2.19.4 FINRA Affiliation. There is no (i) officer or director of the Company, (ii) beneficial owner of 5% or more of any class of the Company’s securities or (iii) beneficial owner of the Company’s unregistered equity securities which were acquired during the 180-day period immediately preceding the filing of the Registration Statement that is an affiliate or associated person of a FINRA member participating in the Offering (as determined in accordance with the rules and regulations of FINRA). Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company (i) does not have any material lending or other relationship with any bank or lending affiliate of any Underwriter and (ii) does not intend to use any of the proceeds from the sale of the Public Securities to repay any outstanding debt owed to any affiliate of any Underwriter.

2.19.5 Information. All information provided by the Company in its FINRA questionnaire to Representative Counsel specifically for use by Representative Counsel in connection with its Public Offering System filings (and related disclosure) with FINRA is true, correct and complete in all material respects.

2.20 Foreign Corrupt Practices. Neither the Company nor any Subsidiary nor any director, officer or employee of the Company or any of its Subsidiaries nor, to the knowledge of the Company, any agent, affiliate or other person associated with or acting on behalf of the Company or any of its Subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

2.21 No Sanctions. Neither the Company nor any of its Subsidiaries, directors, officers, or employees, nor, to the knowledge of the Company, any agent, affiliate or other person associated with or acting on behalf of the Company or any of its Subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its Subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea and Syria (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Firm Securities hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

2.22 Anti-Money Laundering Laws. The operations of the Company and its Subsidiaries and the obligations of the Company and its Subsidiaries have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any Governmental Entity (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any Governmental Entity or any arbitrator involving the Company with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

2.23 Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in either the Registration Statement, Pricing Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

2.24 Officers’ Certificate. Any certificate signed by any duly authorized officer of the Company and delivered to you or to Representatives’ Counsel shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

2.25 Lock-Up Agreements. Schedule 3 hereto contains a complete and accurate list of each of the Company’s officers, directors and each owner of 10% or more of the Company’s outstanding Common Shares (or securities convertible into or exercisable for Common Shares) (collectively, the “Lock-Up Parties”). The Company has caused each of the Lock-Up Parties to deliver to the Representative an executed Lock-Up Agreement, in the form attached hereto as Exhibit B (the “Lock-Up Agreement”), prior to the execution of this Agreement. Lock-up periods shall be three (3) months for officers, directors and 10% holders.

2.26 Subsidiaries. All direct and indirect Subsidiaries of the Company are duly organized and in good standing under the laws of the place of organization or incorporation, and each Subsidiary is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a material adverse effect on the assets, business or operations of the Company taken as a whole. The Company’s ownership and control of each Subsidiary is as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

2.27 Related Party Transactions.

2.27.1 Business Relationships. There are no business relationships or related party transactions involving the Company or any other person required to be described in the Pricing Disclosure Package and the Prospectus that have not been described. Without limiting the generality of the immediately preceding sentence, no relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers and stockholders of the Company on the other hand, that is required to be described in the Pricing Disclosure Package and the Prospectus and that is not so described. Except as described in the Registration Statement, Pricing Disclosure Package and the Prospectus, since inception, neither the Company nor any Subsidiary, has directly or indirectly, extended or maintained credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director, executive officer of the Company or any Subsidiary, or to or for any family member or affiliate of any director, executive officer or Manager of the Company or any Subsidiary.

2.27.2 No Unconsolidated Entities. There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Securities Act) and any unconsolidated entity, including, but not limited to, any structure finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company’s liquidity or the availability of or requirements for its capital resources required to be described in the Pricing Disclosure Package and the Prospectus or a document incorporated by reference therein which have not been described as required.

2.28 Board of Directors. The Board of Directors of the Company is, and on the Closing Date, will be comprised of the persons set forth under the heading of the Pricing Prospectus and the Prospectus captioned “Management.” The qualifications of the persons serving as board members and the overall composition of the board comply with the Exchange Act and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act Regulations”), the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder (the “Sarbanes-Oxley Act”) applicable to the Company and the listing rules of the Nasdaq Stock Market LLC. At least one member of the Audit Committee of the Board of Directors of the Company qualifies, and at the Closing Date, will qualify as an “audit committee financial expert,” as such term is defined under Regulation S-K and the listing rules of the Nasdaq Stock Market LLC. In addition, at least a majority of the persons serving on the Board of Directors of the Company qualify as “independent,” as defined under the listing rules of the Nasdaq Stock Market LLC.

2.29 Sarbanes-Oxley Compliance.

2.29.1 Disclosure Controls. Except as set forth in the Registration Statement, Pricing Disclosure Package and the Prospectus, the Company has developed and currently maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act Regulations) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

2.29.2 Compliance. Except as set forth in the Registration Statement, Pricing Disclosure Package and the Prospectus, the Company has taken all necessary actions to ensure that, upon the effectiveness of the Registration Statement, it will be in compliance with all provisions of the Sarbanes-Oxley Act with which the Company is required to comply as of the effectiveness of the Registration Statement, and is taking all steps necessary to ensure that it will at all times be in compliance with other provisions of the Sarbanes-Oxley Act as and when the same become applicable to the Company after the effectiveness of the Registration Statement.

2.30 Accounting Controls. Except as set forth in the Registration Statement, each of the Company and its Subsidiaries maintain a system of “internal control over financial reporting” (as defined under Rules 13a-15(f) under the Exchange Act Regulations) that complies with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with IFRS, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company is not aware of any material weaknesses in its internal controls. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are known to the Company’s management and that have adversely affected or are reasonably likely to adversely affect the ability of the Company to record, process, summarize and report financial information; and (ii) any fraud known to the Company’s management, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. Since the date of the latest audited financial statements included in the Pricing Disclosure Package, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

2.31 No Investment Company Status. The Company is not and, at all times up to and including consummation of the transactions contemplated by this Agreement, and after giving effect to application of the net proceeds of the Offering as described in the Pricing Disclosure Package and the Prospectus, will not be, required to register as an “investment company” under the Investment Company Act of 1940, as amended, and is not and will not be an entity “controlled” by an “investment company” within the meaning of such act.

2.32 No Labor Disputes. No labor disturbance by the employees of the Company or any of its Subsidiaries exists or, to the best of the Company’s knowledge, is imminent and the Company is not aware of any existing or imminent labor disturbances by the employees of any of its principal suppliers, manufacturers’ customers or contractors, which, in either case (individually or in the aggregate), could reasonably be expected to have a Material Adverse Change.

2.33 Intellectual Property Rights.

(i) The Company and each of its Subsidiaries own or possess or has valid rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and similar rights (“Intellectual Property Rights”) necessary for the conduct of the business of the Company and its Subsidiaries as currently carried on and as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. To the knowledge of the Company, no action or use by the Company or any of its Subsidiaries necessary for the conduct of its business as currently carried on and as described in the Registration Statement and the Prospectus will involve or give rise to any infringement of, or license or similar fees for, any Intellectual Property Rights of others. Neither the Company nor any of its Subsidiaries has received any notice alleging any such infringement, fee or conflict with asserted Intellectual Property Rights of others. Except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change (A) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any of the Intellectual Property Rights owned by the Company; (B) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim, that would, individually or in the aggregate, together with any other claims in this Section 2.33, reasonably be expected to result in a Material Adverse Change; (C) the Intellectual Property Rights owned by the Company and, to the knowledge of the Company, the Intellectual Property Rights licensed to the Company have not been adjudged by a court of competent jurisdiction invalid or unenforceable, in whole or in part, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section 2.33, reasonably be expected to result in a Material Adverse Change; (D) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes, misappropriates or otherwise violates any Intellectual Property Rights or other proprietary rights of others, the Company has not received any written notice of such claim and the Company is unaware of any other facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section 2.33, reasonably be expected to result in a Material Adverse Change; and (E) to the Company’s knowledge, no employee of the Company is in or has ever been in violation in any material respect of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company, or actions undertaken by the employee while employed with the Company and could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change. To the Company’s knowledge, all material technical information developed by and belonging to the Company which has not been patented has been kept confidential. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus and are not described therein. The Registration Statement, the Pricing Disclosure Package and the Prospectus contain in all material respects the same description of the matters set forth in the preceding sentence. None of the technology employed by the Company has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company or, to the Company’s knowledge, any of its officers, directors or employees, or otherwise in violation of the rights of any persons.

(ii) All licenses for the use of the Intellectual Property described in the Registration Statement, the Pricing Disclosure Package and the Prospectus are in full force and effect in all material respects and are enforceable by the Company which is a party thereto and, to the Company’s knowledge, the other parties thereto, in accordance with their terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal, state and foreign securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. None of such agreements or instruments has been assigned by the Company, and neither the Company, nor, to the Company’s knowledge, any other party is in default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder.

2.34 Information Technology. The Company and its Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, technology applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its Subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants except as could not reasonably be expected to have a Material Adverse Change. The Company and its Subsidiaries have established, implemented and maintained appropriate controls, policies, procedures and technological safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including (i) the data and information of their respective customers, employees, suppliers, vendors and any third party data maintained, processed or stored by the Company and its Subsidiaries, and any such data processed or stored by third parties on behalf of the Company and its Subsidiaries and (ii) all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”) used in connection with the operation of the Company and its Subsidiaries (the “IT Systems and Data”) is consistent with industry standards and practices, or as required by applicable regulatory standards. There has been no security breach, violations, outages, unauthorized uses of or access or attack or other compromise of or relating to any such IT Systems and Data, nor any incidents under internal review or investigations relating to the same; and neither the Company nor its Subsidiaries have been notified of, and each of them have no knowledge of any event or condition that could result in, any security breach or incident, unauthorized access or disclosure or other compromise to their IT Systems and Data. The Company and its Subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification. The Company and its Subsidiaries have taken all necessary actions to prepare to comply with the European Union General Data Protection Regulation (and all other applicable laws and regulations with respect to Personal Data that have been announced as of the date hereof as becoming effective within twelve (12) months after the date hereof, and for which any non-compliance with same would be reasonably likely to create a material liability) as soon as they take effect.

2.35 ERISA. No “prohibited transaction” (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the thirty (30)-day notice requirement under Section 4043 of ERISA has been waived) has occurred or could reasonably be expected to occur with respect to any employee benefit plan of the Company or any of its Subsidiaries which could, singly or in the aggregate, have a Material Adverse Change. Each employee benefit plan of the Company or any of its Subsidiaries is in compliance in all material respects with applicable law, including ERISA and the Code. The Company and its Subsidiaries have not incurred and could not reasonably be expected to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan (as defined in ERISA). Each pension plan for which the Company or any of its Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which could, singly or in the aggregate, cause the loss of such qualification.

2.36 Taxes. Each of the Company and its Subsidiaries has accurately prepared and timely filed all federal, state, foreign and other tax returns that are required to be filed by such parties. Each of the Company and its Subsidiaries has paid all taxes (as hereinafter defined) shown as due on such returns that were filed and has paid all taxes imposed on or assessed against the Company or such respective Subsidiary. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement included appropriate provisions required by IFRS for all taxation in respect of the accounting periods contained therein and are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. Except as disclosed in writing to the Underwriters, (i) no issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company or its Subsidiaries, and (ii) no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company or its Subsidiaries. The term “taxes” means all federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatever, together with any interest and any penalties, additions to tax or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements and other documents required to be filed in respect to taxes.

2.37 PFIC. The Company does not believe it was a passive foreign investment company (“PFIC”) within the meaning of Section 1297(a) of the Code for the years ended December 31, 2019 and 2020 and, based on the Company’s current projected income, assets and activities and after giving effect to the offering and sale of the Firm Securities and the application of the proceeds thereof as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company does not expect to be a PFIC in the current or any subsequent taxable year.

2.38 Compliance with Laws. The Company and each of its Subsidiaries: (A) is and at all times has been in compliance with all statutes, rules, or regulations applicable to the ownership and operation of its business (“Applicable Laws”), except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change; (B) has not received any warning letter, untitled letter or other correspondence or notice from any other governmental authority alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (C) possesses all material Authorizations and such Authorizations are valid and in full force and effect and are not in material violation of any term of any such Authorizations; (D) has not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any governmental authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations and has no knowledge that any such governmental authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (E) has not received notice that any governmental authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and has no knowledge that any such governmental authority is considering such action and (F) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct on the date filed (or were corrected or supplemented by a subsequent submission).

2.39 Foreign Private Issuer. The Company is a “foreign private issuer,” as defined in Rule 405 of the Securities Act.

2.40 Ineligible Issuer. At the time of filing the Initial Registration Statement and any post-effective amendment thereto the Company was not and, as of the date of this Agreement, is not an “ineligible issuer,” as such term is defined under Rule 405 under the Securities Act.

2.41 Industry Data. The statistical, industry related and market-related data included in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources, and such data agree with the sources from which they are derived.

2.42 Margin Securities. The Company does not own any “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the Offering will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Common Shares to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

2.43 Integration. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the Offering to be integrated with prior offerings by the Company for purposes of the Securities Act that would require the registration of any such securities under the Securities Act.

2.44 Title to Real and Personal Property. Except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company and its Subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company and its Subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances, security interests, claims and defects that do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or its Subsidiaries; and all of the leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, are in full force and effect, and neither the Company nor any Subsidiary has received any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

2.45 Confidentiality and Non-Competitions. To the Company’s knowledge, no director, officer, key employee or consultant of the Company or any of its Subsidiaries is subject to any confidentiality, non-disclosure, non-competition agreement or non-solicitation agreement with any employer or prior employer that could materially affect his ability to be and act in his respective capacity of the Company or any of its Subsidiaries or be expected to result in a Material Adverse Change. Each officer, key employee or consultant of the Company has entered into a confidentiality agreement in favor of the Company relating to the protection of the proprietary information and confidential information of the Company.

2.46 Corporate Records. The minute books of the Company have been made available to the Underwriters and counsel for the Underwriters, and such books (i) contain minutes of all material meetings and actions of the board of directors (including each board committee) and stockholders of the Company, and (ii) reflect all material transactions referred to in such minutes.

2.47 No Stabilization. Neither the Company, nor any of its affiliates (within the meaning of Rule 144 under the Securities Act) has taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Public Securities or to result in a violation of Regulation M under the Exchange Act.

2.48 Contracts Affecting Capital. There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Securities Act Regulations) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company’s or its Subsidiaries’ liquidity or the availability of or requirements for their capital resources required to be described or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus which have not been described or incorporated by reference as required.

2.49 Loans to Directors or Officers. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company or its Subsidiaries to or for the benefit of any of the officers or directors of the Company, its Subsidiaries or any of their respective family members, except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

2.50 Reverse Stock Split. Effective December 15, 2020, the Company effected a reverse stock split of its Common Shares on the basis of one (1) such share for each sixteen (16) issued and outstanding shares thereof.

2.51 Electronic Road Show. The Company has made available a Bona Fide Electronic Road Show in compliance with Rule 433(d)(8)(ii) of the Securities Act Regulations such that no filing of any “road show” (as defined in Rule 433(h) of the Securities Act Regulations) is required in connection with the Offering.

3. Covenants of the Company. The Company covenants and agrees as follows:

3.1 Amendments to Registration Statement. The Company shall deliver to the Representative, prior to filing, any amendment or supplement to the Registration Statement or Prospectus proposed to be filed after the Effective Date and not file any such amendment or supplement to which the Representative shall reasonably object in writing.

3.2 Federal Securities Laws.

3.2.1 Compliance. The Company, subject to Section 3.2.2, shall comply with the requirements of Rule 430A of the Securities Act Regulations, and will notify the Representative promptly, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to the Prospectus shall have been filed; (ii) of the receipt of any comments from the Commission; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information; (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Public Securities and Representatives’ Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the Securities Act concerning the Registration Statement; and (v) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the Offering of the Public Securities and Representatives’ Securities. The Company shall effect all filings required under Rule 424(b) of the Securities Act Regulations, in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and shall take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company shall use its best efforts to prevent the issuance of any stop order, prevention or suspension and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

3.2.2 Continued Compliance. The Company shall comply with the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations so as to permit the completion of the distribution of the Public Securities as contemplated in this Agreement and in the Registration Statement, the Pricing Disclosure Package and the Prospectus. If at any time when a prospectus relating to the Public Securities is (or, but for the exception afforded by Rule 172 of the Securities Act Regulations (“Rule 172”), would be) required by the Securities Act to be delivered in connection with sales of the Public Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) amend or supplement the Pricing Disclosure Package or the Prospectus in order that the Pricing Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the Pricing Disclosure Package or the Prospectus, as the case may be, in order to comply with the requirements of the Securities Act or the Securities Act Regulations, the Company will promptly (A) give the Representative notice of such event; (B) prepare any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the Pricing Disclosure Package or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Representative with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement; provided that the Company shall not file or use any such amendment or supplement to which the Representative or counsel for the Underwriters shall reasonably object. The Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. The Company has given the Representative notice of any filings made pursuant to the Exchange Act or the Exchange Act Regulations within forty-eight (48) hours prior to the Applicable Time; the Company will give the Representative notice of its intention to make any such filing from the Applicable Time to the Closing Date and will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall reasonably object.

3.2.3 Exchange Act Registration. For a period of three (3) years after the date of this Agreement, the Company shall use its reasonable best efforts to maintain the registration of the Common Shares under the Exchange Act. The Company shall not deregister any of the Common Shares or Warrants under the Exchange Act without the prior written consent of the Representative.

3.2.4 Free Writing Prospectuses. The Company agrees that, unless it obtains the prior written consent of the Representative, it shall not make any offer relating to the Public Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided, however, that the Representative shall be deemed to have consented to each Issuer Free Writing Prospectus set forth in Schedule 2-B hereto hereto and any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) that has been approved by the Representative. The Company represents that it has treated or agrees that it will treat each such free writing prospectus consented to, or deemed consented to, by the Underwriters as an “issuer free writing prospectus,” as defined in Rule 433, and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Underwriters and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

3.3 Delivery to the Underwriters of Registration Statements. The Company has delivered or made available or shall deliver or make available to the Representative and counsel for the Representative, without charge, signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts, and will also deliver to the Underwriters, without charge, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

3.4 Delivery to the Underwriters of Prospectuses. The Company has delivered or made available or will deliver or make available to each Underwriter, without charge, as many copies of each Preliminary Prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to each Underwriter, without charge, during the period when a prospectus relating to the Public Securities is (or, but for the exception afforded by Rule 172 of the Securities Act Regulations, would be) required to be delivered under the Securities Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

3.5 Effectiveness and Events Requiring Notice to the Representative. The Company use its best efforts to cause the Registration Statement to remain effective with a current prospectus for at least (9) nine months after the Applicable Time, and shall notify the Representative immediately and confirm the notice in writing: (i) of the effectiveness of the Registration Statement and any amendment thereto; (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding for that purpose; (iii) of the issuance by any state securities commission of any proceedings for the suspension of the qualification of the Public Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose; (iv) of the mailing and delivery to the Commission for filing of any amendment or supplement to the Registration Statement or Prospectus; (v) of the receipt of any comments or request for any additional information from the Commission; and (vi) of the happening of any event during the period described in this Section 3.5 that, in the judgment of the Company, makes any statement of a material fact made in the Registration Statement, the Pricing Disclosure Package or the Prospectus untrue or that requires the making of any changes in (a) the Registration Statement in order to make the statements therein not misleading, or (b) in the Pricing Disclosure Package or the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Commission or any state securities commission shall enter a stop order or suspend such qualification at any time, the Company shall make every reasonable effort to obtain promptly the lifting of such order.

3.6 Review of Financial Statements. For a period of five (5) years after the date of this Agreement, the Company, at its expense, shall cause its regularly engaged independent registered public accounting firm to review (but not audit) the Company’s financial statements for each of the three (3) fiscal quarters immediately preceding the announcement of any quarterly financial information, provided that such provision shall not prevent a sale, merger or similar transaction involving the Company.

3.7 Listing. The Company shall use its best efforts to maintain the listing of the Common Shares (including the Firm Shares, Option Shares and Common Shares issuable upon exercising of the Warrants) on the Nasdaq CM for at least three (3) years from the date of this Agreement.

3.8 Reports to the Representative.

3.8.1 Periodic Reports, etc. For a period of three (3) years after the Effective Date, at the Representatives’ request, the Company shall furnish to the Representative copies of such financial statements and other periodic and special reports as the Company from time to time furnishes generally to holders of any class of its securities and also promptly furnish to the Representative: (i) a copy of each periodic report the Company shall be required to file with the Commission under the Exchange Act and the Exchange Act Regulations; (ii) a copy of every press release and every news item and article with respect to the Company or its affairs which was released by the Company; (iii) a copy of each Form 8-K prepared and filed by the Company; (iv) five copies of each registration statement filed by the Company under the Securities Act; (v) a copy of each report or other communication furnished to stockholders and (vi) such additional documents and information with respect to the Company and the affairs of any future subsidiaries of the Company as the Representative may from time to time reasonably request; provided the Representative shall sign, if requested by the Company, a Regulation FD compliant confidentiality agreement which is reasonably acceptable to the Representatives and Representatives’ Counsel in connection with the Representatives’ receipt of such information. Documents filed with the Commission pursuant to its EDGAR system or otherwise publicly filed or made available shall be deemed to have been delivered to the Representative pursuant to this Section 3.8.1.

3.8.2 Transfer Agent; Transfer Sheets. For a period of three (3) years after the Effective Date, the Company shall retain a transfer agent and registrar acceptable to the Representative (the “Transfer Agent”) and shall furnish to the Representative at the Company’s sole cost and expense such transfer sheets of the Company’s securities as the Representative may reasonably request, including the daily and monthly consolidated transfer sheets of the Transfer Agent and DTC. Computershare is acceptable to the Representative to act as Transfer Agent for the Common Shares.

3.8.3 Reserved.

3.8.4 Trading Reports. For a period of three (3) years after the date of this Agreement, the Company shall provide to the Representative, at the Company’s expense, such reports published by Nasdaq CM relating to price trading of the Public Securities, as the Representative shall reasonably request.

3.9 Payment of Expenses. The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date, if any, to the extent not paid at the Closing Date, all expenses incident to the performance of the obligations of the Company under this Agreement, including, but not limited to: (a) all filing fees and communication expenses relating to the registration of Public Securities to be issued and sold in the Offering with the Commission; (b) all filing fees associated with the review of the Offering by FINRA; (c) all fees and expenses relating to the listing of such Common Shares on the Nasdaq CM; (d) all fees, expenses and disbursements relating to background checks of the Company’s officers and directors; (e) all fees, expenses and disbursements relating to the registration or qualification of the Public Securities under the “blue sky” securities laws of such states and other jurisdictions as the Representative may reasonably designate (including, without limitation, all filing and registration fees, and the reasonable fees and disbursements of “blue sky” counsel; (f) all fees, expenses and disbursements relating to the registration, qualification or exemption of the Public Securities under the securities laws of such foreign jurisdictions as the Representative may reasonably designate; (g) the costs of all mailing and printing of the underwriting documents (including, without limitation, this Agreement, any blue sky surveys and, if appropriate, any agreement among underwriters, selected dealers’ agreement, underwriters’ questionnaire and power of attorney), Registration Statements, Prospectuses and all amendments, supplements and exhibits thereto and as many preliminary and final Prospectuses as the Representative may reasonably deem necessary; (h) the costs of preparing, printing and delivering certificates representing the Public Securities; (i) fees and expenses of the Transfer Agent for the Common Shares; (j) stock transfer and/or stamp taxes, if any, payable upon the transfer of securities from the Company to the Underwriters; (k) to the extent approved by the Company in writing, the costs associated with post-Closing advertising of the Offering in the national editions of The Wall Street Journal and The New York Times; (l) the fees and expenses of the Company’s accountants; (m) the fees and expenses of the Company’s legal counsel and other agents and representatives; and (n) the reasonable and documented fees and expenses of the Representative incident to the performance of its duties under this Agreement (including, without limitation, the reasonable fees and expenses of Representatives’ outside legal counsel) up to $90,000 in the aggregate. The Representative may deduct from the net proceeds of the Offering payable to the Company on the Closing Date, or the Option Closing Date, if any, the expenses set forth herein to be paid by the Company to the Underwriters, provided, however, that in the event that the Offering is terminated, the Company agrees to reimburse the Underwriters pursuant to Section 8.3.

3.10 Reservation of Common Shares. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of Common Shares for the purpose of enabling the Company to issue the Public Securities.

3.11 Application of Net Proceeds. The Company shall apply the net proceeds from the Offering received by it in a manner consistent with the application thereof described under the caption “Use of Proceeds” in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

3.12 Delivery of Earnings Statements to Security Holders. The Company shall make generally available to its security holders as soon as practicable, but not later than the first day of the fifteenth (15th) full calendar month following the Effective Date, an earnings statement (which need not be certified by an independent registered public accounting firm unless required by the Securities Act or the Securities Act Regulations, but which shall satisfy the provisions of Rule 158(a) under Section 11(a) of the Securities Act) covering a period of at least twelve (12) consecutive months beginning after the Effective Date.

3.13 Stabilization. Neither the Company nor, to its knowledge, any of its employees, directors or stockholders (without the consent of the Representative) has taken or shall take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under Regulation M of the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Public Securities.

3.14 Internal Controls. The Company shall maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with IFRS and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.15 Accountants. As of the Effective Date, the Company shall have retained an independent registered public accounting firm, as required by the Securities Act and the Regulations and the PCAOB, reasonably acceptable to the Representative and the Company shall retain a nationally recognized independent public accounting firm for a period of at least three (3) years after the Effective Date. The Representative acknowledges that the Davidson and RJI are acceptable to the Representative.

3.16 FINRA. For a period of 90 days from the later of the Closing Date or the Option Closing Date, the Company shall advise the Representative (who shall make an appropriate filing with FINRA) if it is or becomes aware that (i) any officer or director of the Company, (ii) any beneficial owner of 5% or more of any class of the Company’s securities or (iii) any beneficial owner of the Company’s unregistered equity securities which were acquired during the 180 days immediately preceding the filing of the Registration Statement is or becomes an affiliate or associated person of a FINRA member participating in the Offering (as determined in accordance with the rules and regulations of FINRA).

3.17 No Fiduciary Duties. The Company acknowledges and agrees that the Underwriters’ responsibility to the Company is solely contractual in nature and that none of the Underwriters or their affiliates or any selling agent shall be deemed to be acting in a fiduciary capacity, or otherwise owes any fiduciary duty to the Company or any of their affiliates in connection with the Offering and the other transactions contemplated by this Agreement. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of fiduciary duty.

3.18 Company Lock-Up Agreements.

3.18.1 Restrictions on Sales of Capital Stock. The Company, on behalf of itself and any successor entity of the Company, agrees that, without the prior written consent of the Representative, it will not, during the period commencing on the date of this Agreement and ending on the three (3) month anniversary thereof (the “Lock-Up Period”), (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; (ii) file or caused to be filed any registration statement with the Commission relating to the offering of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company, except for a registration statement on Form S-8 relating to employee benefit plans; (iii) complete any offering of debt securities of the Company, other than entering into a line of credit with a traditional bank or (iv) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of capital stock of the Company, whether any such transaction described in clause (i), (ii), (iii) or (iv) above is to be settled by delivery of shares of capital stock of the Company or such other securities, in cash or otherwise.

The restrictions contained in this Section 3.18.1 shall not apply to (i) the Public Securities to be sold hereunder, (ii) the issuance by the Company of Common Shares upon the exercise of a stock option or warrant or the conversion of a security outstanding on the date hereof, of which the Representative has been advised in writing or (iii) the issuance by the Company of stock options or shares of capital stock of the Company under any equity compensation plan of the Company, provided that in each of (ii) and (iii) above, the underlying shares shall be restricted from sale during the entire Lock-Up Period.

3.18.2 Restriction on Continuous Offerings. Notwithstanding the restrictions contained in Section 3.18.1, the Company, on behalf of itself and any successor entity, agrees that, without the prior written consent of the Representative, it will not, for a period of twelve (12) months after the date of this Agreement, directly or indirectly in any “at-the-market”, or continuous equity transaction, offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company.

3.19 Release of D&O Lock-up Period. If the Representative, in its sole discretion, agrees to release or waive the restrictions set forth in the Lock-Up Agreements described in Section 2.25 for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three (3) Business Days before the effective date of the release or waiver, the Company agrees if required by applicable law to announce the impending release or waiver by a press release substantially in the form of Exhibit C hereto through a major news service at least two (2) Business Days before the effective date of the release or waiver.

3.20 Blue Sky Qualifications. The Company shall use its best efforts, in cooperation with the Underwriters, if necessary, to qualify the Public Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representative may designate and to maintain such qualifications in effect so long as required to complete the distribution of the Public Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

3.21 Reporting Requirements. The Company, during the period when a prospectus relating to the Public Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the Securities Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and Exchange Act Regulations. Additionally, the Company shall report the use of proceeds from the issuance of the Public Securities as may be required under Rule 463 under the Securities Act Regulations.

3.22 Press Releases. Prior to the Closing Date and any Option Closing Date, the Company shall not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Representative is notified), without the prior written consent of the Representative, which consent shall not be unreasonably withheld, unless in the judgment of the Company and its counsel, and after notification to the Representative, such press release or communication is required by law.

3.23 Sarbanes-Oxley. The Company shall at all times comply with all applicable provisions of the Sarbanes-Oxley Act in effect from time to time and applicable to the Company, provided that such provision shall not prevent a sale, merger or similar transaction involving the Company.

3.24 IRS Forms. If requested by the Representative, the Company shall deliver to each Underwriter (or its agent), prior to or at the Closing Date, a properly completed and executed Internal Revenue Service (“IRS”) Form W-9 or an IRS Form W-8, as appropriate, together with all required attachments to such form.

4. Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Public Securities, as provided herein, shall be subject to (i) the continuing accuracy of the representations and warranties of the Company as of the date hereof and as of each of the Closing Date and the Option Closing Date, if any; (ii) the accuracy of the statements of officers of the Company made pursuant to the provisions hereof; (iii) the performance by the Company of its obligations hereunder; and (iv) the following conditions:

4.1 Regulatory Matters.

4.1.1 Effectiveness of Registration Statement; Rule 430A Information. The Registration Statement shall have become effective not later than 5:30 p.m., Eastern time, on the date of this Agreement or such later date and time as shall be consented to in writing by you, and, at each of the Closing Date and any Option Closing Date, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto shall have been issued under the Securities Act, no order preventing or suspending the use of any Preliminary Prospectus or the Prospectus shall have been issued and no proceedings for any of those purposes shall have been instituted or are pending or, to the Company’s knowledge, contemplated by the Commission. The Company has complied with each request (if any) from the Commission for additional information. The Prospectus containing the Rule 430A Information shall have been filed with the Commission in the manner and within the time frame required by Rule 424(b) under the Securities Act Regulations (without reliance on Rule 424(b)(8)) or a post-effective amendment providing such information shall have been filed with, and declared effective by, the Commission in accordance with the requirements of Rule 430A under the Securities Act Regulations.

4.1.2 FINRA Clearance. On or before the Effective Date, the Representative shall have received clearance from FINRA as to the amount of compensation allowable or payable to the Underwriters as described in the Registration Statement.

4.1.3 Nasdaq CM. On the Closing Date, the Company shall have filed (i) a Notification Form: Listing of Additional Shares; and (ii) a Notification Form: Change in the Number of Shares Outstanding with the Nasdaq CM with respect to the Firm Shares and the Option Securities.

4.2 Company Counsel Matters.

4.2.1 Closing Date Opinion of Counsel to the Company. On the Closing Date, the Representative shall have received the favorable opinion of Pryor Cashman LLP, counsel to the Company, dated the Closing Date and addressed to the Representative, substantially in the form of Exhibit D attached hereto.

4.2.2 Option Closing Date Opinions of Counsel. On the Option Closing Date, if any, the Representative shall have received the favorable opinion of counsel listed in Section 4.2.1, dated the Option Closing Date, addressed to the Representative and in form and substance reasonably satisfactory to the Representative, confirming as of the Option Closing Date, the statements made by such counsels in their respective opinions delivered on the Closing Date.

4.2.3 Reliance. In rendering such opinions, such counsel may rely: (i) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to the Representative) of other counsel reasonably acceptable to the Representative, familiar with the applicable laws; and (ii) as to matters of fact, to the extent they deem proper, on certificates or other written statements of officers of the Company and officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to Representatives’ Counsel if requested.

4.3 Comfort Letters.

4.3.1 Cold Comfort Letters. At the time this Agreement is executed you shall have received a cold comfort letter containing statements and information of the type customarily included in accountants’ comfort letters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus, addressed to the Representative and in form and substance satisfactory in all respects to you and to Representatives’ Counsel from each of Davidson and RJI, dated as of the date of this Agreement.

4.3.2 Bring-down Comfort Letters. At each of the Closing Date and the Option Closing Date, if any, the Representative shall have received from the Davidson and RJI a letter, dated as of the Closing Date or the Option Closing Date, as applicable, to the effect that the Davidson and RJI, as applicable, reaffirms the statements made in the respective letters furnished pursuant to Section 4.3.1, except that the specified date referred to shall be a date not more than three (3) Business Days prior to the Closing Date or the Option Closing Date, as applicable.

4.4 Officers’ Certificates.

4.4.1 Officers’ Certificate. The Company shall have furnished to the Representative a certificate, dated the Closing Date and any Option Closing Date (if such date is other than the Closing Date), of its Chief Executive Officer and its Chief Financial Officer stating that (i) such officers have carefully examined the Registration Statement, the Pricing Disclosure Package, any Issuer Free Writing Prospectus and the Prospectus and, in their opinion, the Registration Statement and each amendment thereto, as of the Applicable Time and as of the date of this Agreement and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date) did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Pricing Disclosure Package, as of the Applicable Time and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), any Issuer Free Writing Prospectus as of its date and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, (ii) since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the Pricing Disclosure Package or the Prospectus, (iii) to the best of their knowledge after reasonable investigation, as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), the representations and warranties of the Company in this Agreement are true and correct in all material respects (except for those representations and warranties qualified as to materiality, which shall be true and correct in all respects and except for those representations and warranties which refer to facts existing at a specific date, which shall be true and correct as of such date) and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date (or any Option Closing Date if such date is other than the Closing Date), and (iv) there has not been, subsequent to the date of the most recent audited financial statements included or incorporated by reference in the Pricing Disclosure Package, any material adverse change in the financial position or results of operations of the Company, or any change or development that, singularly or in the aggregate, would involve a material adverse change, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company, except as set forth in the Prospectus.

4.4.2 Secretary’s Certificate. At each of the Closing Date and the Option Closing Date, if any, the Representative shall have received a certificate of the Company signed by the Secretary of the Company, dated the Closing Date or the Option Date, as the case may be, respectively, certifying: (i) that each of the Charter and by-laws is true and complete, has not been modified and is in full force and effect; (ii) that the resolutions of the Company’s Board of Directors relating to the Offering are in full force and effect and have not been modified; (iii) as to the accuracy and completeness of all correspondence between the Company or its counsel and the Commission; and (iv) as to the incumbency of the officers of the Company. The documents referred to in such certificate shall be attached to such certificate.

4.5 No Material Changes. Prior to and on each of the Closing Date and each Option Closing Date, if any: (i) there shall have been no Material Adverse Change and no material change in the capital stock or debt of the Company from the latest dates as of which such information is set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except as set forth in the Registration Statement, Pricing Disclosure and the Prospectus; (ii) no action, suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or any Insider before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may result in a Material Adverse Change, except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus; (iii) no stop order shall have been issued under the Securities Act and no proceedings therefore shall have been initiated or threatened by the Commission; (iv) no action shall have been taken and no law, statute, rule, regulation or order shall have been enacted, adopted or issued by any Governmental Entity which would prevent the issuance or sale of the Public Securities or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company; (v) no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued which would prevent the issuance or sale of the Public Securities or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company; and (vi) the Registration Statement, the Pricing Disclosure Package and the Prospectus and any amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Securities Act and the Securities Act Regulations and shall conform in all material respects to the requirements of the Securities Act and the Securities Act Regulations, and neither the Registration Statement, the Pricing Disclosure Package, the Prospectus nor any Issuer Free Writing Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

4.6 No Material Misstatement or Omission. The Underwriters shall not have discovered and disclosed to the Company on or prior to the Closing Date and any Option Closing Date that the Registration Statement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Registration Statement, Pricing Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of such counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

4.7 Corporate Proceedings. All corporate proceedings and other legal matters incident to the authorization, form and validity of each of this Agreement, the Representatives’ Warrant, the Representatives’ Warrant Agreement, the Public Securities, the Registration Statement, the Pricing Disclosure Package, each Issuer Free Writing Prospectus, if any, and the Prospectus and all other legal matters relating to this Agreement, the Warrants, the Representatives’ Warrant, the Representatives’ Warrant Agreement and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

4.8 Delivery of Agreements.

4.8.1 Effective Date Deliveries. On or before the Effective Date, the Company shall have delivered to the Representative executed copies of the Lock-Up Agreements from each of the persons listed in Schedule 3 hereto.

4.8.2 Closing Date Deliveries. On the Closing Date, the Company shall have delivered to the Representative an executed copy of each Warrant and the Representatives’ Warrant Agreement.

4.9 Additional Documents. At the Closing Date and at each Option Closing Date (if any), Representatives’ Counsel shall have been furnished with such documents and opinions as they may require for the purpose of enabling Representatives’ Counsel to deliver an opinion to the Underwriters, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Public Securities and the Representatives’ Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and Representatives’ Counsel.

5. Indemnification.

5.1 Indemnification of the Underwriters.

5.1.1 General. Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each Underwriter, its affiliates and each of its and their respective directors, officers, members, employees, representatives, partners, shareholders, affiliates, counsel, and agents and each person, if any, who controls any such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Underwriter Indemnified Parties,” and each an “Underwriter Indemnified Party”), against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, whether arising out of any action between any of the Underwriter Indemnified Parties and the Company or between any of the Underwriter Indemnified Parties and any third party, or otherwise) to which they or any of them may become subject under the Securities Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries (a “Claim”), (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement, the Pricing Disclosure Package, any Preliminary Prospectus, the Prospectus, or in any Issuer Free Writing Prospectus or in any Written Testing-the-Waters Communication (as from time to time each may be amended and supplemented); (B) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the Offering, including any “road show” or investor presentations made to investors by the Company (whether in person or electronically); or (C) any application or other document or written communication (in this Section 5, collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Public Securities and Representatives’ Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, the Nasdaq CM or any other national securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with, the Underwriters’ Information or (ii) otherwise arising in connection with or allegedly in connection with the Offering. The Company also agrees that it will reimburse each Underwriter Indemnified Party for all fees and expenses (including but not limited to any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, whether arising out of any action between any of the Underwriter Indemnified Parties and the Company or between any of the Underwriter Indemnified Parties and any third party, or otherwise) (collectively, the “Expenses”), and further agrees wherever and whenever possible to advance payment of Expenses as they are incurred by an Underwriter Indemnified Party in investigating, preparing, pursuing or defending any Claim.

5.1.2 Procedure. If any action is brought against an Underwriter Indemnified Party in respect of which indemnity may be sought against the Company pursuant to Section 5.1.1, such Underwriter Indemnified Party shall promptly notify the Company in writing of the institution of such action. In the case of parties indemnified pursuant to Sections 5.1.1 or 5.2, counsel to the indemnified parties shall be selected by the Representatives and be reasonably satisfactory to the Company, provided that the Company shall be entitled to participate in any action set forth in Sections 5.1.1 and 5.2 and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to the Representatives provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the Company to the Representatives of their election so to assume the defense thereof and approval by the Representatives of counsel, the Company shall not be liable to such indemnified parties under this section for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified parties, in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (together with local counsel), representing for each indemnified party to such action), or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party and shall be paid as they are incurred. The Company shall not be liable for any settlement of any action effected without its consent (which shall not be unreasonably withheld). In addition, the Company shall not, without the prior written consent of the Underwriters, settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action in respect of which advancement, reimbursement, indemnification or contribution may be sought hereunder (whether or not such Underwriter Indemnified Party is a party thereto) unless such settlement, compromise, consent or termination (i) includes an unconditional release of each Underwriter Indemnified Party, acceptable to such Underwriter Indemnified Party, from all liabilities, expenses and claims arising out of such action for which indemnification or contribution may be sought and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Underwriter Indemnified Party.

5.2 Indemnification of the Company. Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the foregoing indemnity from the Company to the several Underwriters, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package or Prospectus or any amendment or supplement thereto or in any application, in reliance upon, and in strict conformity with, the Underwriters’ Information. In case any action shall be brought against the Company or any other person so indemnified based on any Preliminary Prospectus, the Registration Statement, the Pricing Disclosure Package or Prospectus or any amendment or supplement thereto or any application, and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the several Underwriters by the provisions of Section 5.1.2. The Company agrees promptly to notify the Representatives of the commencement of any litigation or proceedings against the Company or any of its officers, directors or any person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, in connection with the issuance and sale of the Public Securities or in connection with the Registration Statement, the Pricing Disclosure Package, the Prospectus, or any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication.

5.3 Contribution.

5.3.1 Contribution Rights. If the indemnification provided for in this Section 5 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Sections 5.1 or 5.2 in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other, from the Offering of the Public Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other, with respect to such Offering shall be deemed to be in the same proportion as the total net proceeds from the Offering of the Public Securities purchased under this Agreement (before deducting expenses) received by the Company, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Common Shares purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 5.3.1 were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 5.3.1 shall be deemed to include, for purposes of this Section 5.3.1, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5.3.1 in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the Offering of the Public Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5.3.2 Contribution Procedure. Within fifteen (15) days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (“contributing party”), notify the contributing party of the commencement thereof, but the failure to so notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party or its representative of the commencement thereof within the aforesaid 15 days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified. Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding affected by such party seeking contribution on account of any settlement of any claim, action or proceeding affected by such party seeking contribution without the written consent of such contributing party. The contribution provisions contained in this Section 5.3.2 are intended to supersede, to the extent permitted by law, any right to contribution under the Securities Act, the Exchange Act or otherwise available. Each Underwriter’s obligations to contribute pursuant to this Section 5.3 are several and not joint.

6. Default by an Underwriter.

6.1 Default Not Exceeding 10% of Firm Securities or Option Securities. If any Underwriter or Underwriters shall default in its or their obligations to purchase the Firm Securities or the Option Securities, if the Over-allotment Option is exercised hereunder, and if the number of the Firm Securities or Option Securities with respect to which such default relates does not exceed in the aggregate 10% of the number of Firm Securities or Option Securities that all Underwriters have agreed to purchase hereunder, then such Firm Securities or Option Securities to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to their respective commitments hereunder.

6.2 Default Exceeding 10% of Firm Securities or Option Securities. In the event that the default addressed in Section 6.1 relates to more than 10% of the Firm Securities or Option Securities, the Representatives may in their discretion arrange for it or for another party or parties to purchase such Firm Securities or Option Securities to which such default relates on the terms contained herein. If, within one (1) Business Day after such default relating to more than 10% of the Firm Securities or Option Securities, the Representatives do not arrange for the purchase of such Firm Securities or Option Securities, then the Company shall be entitled to a further period of one (1) Business Day within which to procure another party or parties satisfactory to the Representatives to purchase said Firm Securities or Option Securities on such terms. In the event that neither the Representatives nor the Company arrange for the purchase of the Firm Securities or Option Securities to which a default relates as provided in this Section 6, this Agreement will automatically be terminated by the Representatives or the Company without liability on the part of the Company (except as provided in Sections 3.9 and 5) or the several Underwriters (except as provided in Section 5); provided, however, that if such default occurs with respect to the Option Securities, this Agreement will not terminate as to the Firm Securities; and provided, further, that nothing herein shall relieve a defaulting Underwriter of its liability, if any, to the other Underwriters and to the Company for damages occasioned by its default hereunder.

6.3 Postponement of Closing Date. In the event that the Firm Securities or Option Securities to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representatives or the Company shall have the right to postpone the Closing Date or Option Closing Date for a reasonable period, but not in any event exceeding five (5) Business Days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Pricing Disclosure Package or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment to the Registration Statement, the Pricing Disclosure Package or the Prospectus that in the opinion of counsel for the Underwriter may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 6 with like effect as if it had originally been a party to this Agreement with respect to such shares of Public Securities.

7. Additional Covenants.

7.1 Board Composition and Board Designations. The Company shall ensure that: (i) the qualifications of the persons serving as members of the Board of Directors and the overall composition of the Board comply with the Sarbanes-Oxley Act, the Exchange Act and the listing rules of the Nasdaq CM or any other national securities exchange, as the case may be, in the event the Company seeks to have any of its securities listed on another exchange or quoted on an automated quotation system, and (ii) if applicable, at least one member of the Audit Committee of the Board of Directors qualifies as an “audit committee financial expert,” as such term is defined under Regulation S-K and the listing rules of the Nasdaq CM.

7.2 Prohibition on Press Releases and Public Announcements. The Company shall not issue press releases or engage in any other publicity, without the Representatives’ prior written consent, for a period ending at 5:00 p.m., Eastern time, on the first (1st) Business Day following the thirtieth (30th) day after the Closing Date, other than normal and customary releases issued in the ordinary course of the Company’s business.

7.3 Conduct of the Offering. The Representatives covenant and agree in favor of the Company on its own behalf, and will obtain a similar covenant in favor of the Company from each of the other Underwriters, if any, and any member of the selling group, that: (i) it will conduct the Offering and distribute the Securities in a manner that complies with all applicable laws and regulations of the jurisdictions where the Offering is being conducted; and (ii) it will not sell the Securities to any purchaser that is a resident of Canada.

8. Effectiveness of this Agreement and Termination Thereof.

8.1 Effectiveness of the Agreement. This Agreement shall become effective when the Company and the Representatives have executed the same and delivered counterparts of such signatures to the other party.

8.2 Termination. The Representatives shall have the right to terminate this Agreement at any time prior to any Closing Date, (i) if any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, general securities markets in the United States; or (ii) if trading on the New York Stock Exchange or the Nasdaq Stock Market LLC shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required by FINRA or by order of the Commission or any other Governmental Entity having jurisdiction; or (iii) if the United States shall have become involved in a new war or an increase in major hostilities; or (iv) if a banking moratorium has been declared by a New York State or federal authority; or (v) if a moratorium on foreign exchange trading has been declared which materially adversely impacts the United States securities markets; or (vi) if the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in your opinion, make it inadvisable to proceed with the delivery of the Firm Securities or Option Securities; or (vii) if the Company is in material breach of any of its representations, warranties or covenants hereunder; or (viii) if the Representatives shall have become aware after the date hereof of a material adverse change in the conditions or prospects of the Company, or a material adverse change in general market conditions as in the Representatives’ reasonable judgment would make it impracticable to proceed with the offering, sale and/or delivery of the Public Securities or to enforce contracts made by the Underwriters for the sale of the Public Securities.

8.3 Expenses. Notwithstanding anything to the contrary in this Agreement, except in the case of a default by the Underwriters pursuant to Section 6.2 above, in the event that this Agreement shall not be carried out for any reason whatsoever, within the time specified herein or any extensions thereof pursuant to the terms herein, the Company shall be obligated to pay to the Underwriters their actual and accountable out-of-pocket expenses related to the transactions contemplated herein then due and payable (including the fees and disbursements of Representatives’ Counsel) up to $90,000 and upon demand the Company shall pay the full amount thereof to the Representatives on behalf of the Underwriters; provided, however, that such expense cap in no way limits or impairs the indemnification and contribution provisions of this Agreement. Notwithstanding the foregoing, any advance received by the Representatives will be reimbursed to the Company to the extent not actually incurred in compliance with FINRA Rule 5110(g)(4)(A).

8.4 Survival of Indemnification. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Section 5 shall remain in full force and effect and shall not be in any way affected by, such election or termination or failure to carry out the terms of this Agreement or any part hereof.

8.5 Representations, Warranties, Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors or any person controlling the Company or (ii) delivery of and payment for the Public Securities.

9. Miscellaneous.

9.1 Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed (registered or certified mail, return receipt requested), personally delivered or sent by facsimile transmission or e-mail and confirmed and shall be deemed given when so delivered, faxed or e-mailed and confirmed or if mailed, two (2) days after such mailing.

If to the Representatives:

D.A. Davidson & Co.

8 Third Street North, Davidson Building

Great Falls, MT 59401

Attn: Joe Schimmelpfennig

Fax No.: (__) __-___

e-mail: jschim@dadco.com

H.C. Wainwright &Co.

430 Park Avenue, 3rd Floor

New York, NY 10022

Attn: _____________

Fax No.: (__) __-___

e-mail: _____@_____.com

with a copy (which shall not constitute notice) to:

Troutman Pepper Hamilton Sanders LLP

5 Park Plaza, 14th Floor

Irvine, CA 92626

Attn: Larry A. Cerutti, Esq.

Fax No: (949) 622-2739

e-mail: larry.cerutti@troutman.com

If to the Company:

Versus Systems Inc.

1558 West Hastings Street

Vancouver, British Columbia V6G 3J4

Canada
Attn: Chief Executive Officer

Fax No.: (___ ___ - _____)

e-mail: _pierce@versussystems.com_________________

with a copy (which shall not constitute notice), in each case, to:

Pryor Cashman LLP

7 Times Square

New York, New York 10036

Attention: M. Ali Panjwani, Esq.

Fax No: (212) 421-4100

email: ali.panjwani@ pryorcashman.com

9.2 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

9.3 Research Analyst Independence. The Company acknowledges that each Underwriter’s research analysts and research departments are required to be independent from its investment banking division and are subject to certain regulations and internal policies, and that such Underwriter’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the Offering that differ from the views of their investment banking division. The Company acknowledges that each Underwriter is a full service securities firm and as such from time to time, subject to applicable securities laws, rules and regulations, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the Company; provided, however, that nothing in this Section 9.3 shall relieve the Underwriter of any responsibility or liability it may otherwise bear in connection with activities in violation of applicable securities laws, rules or regulations.

9.4 Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

9.5 Entire Agreement. This Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof. Notwithstanding anything to the contrary set forth herein, it is understood and agreed by the parties hereto that all other terms and conditions of that certain engagement letter between the Company and D.A. Davidson & Co. dated October 10, 2021 shall remain in full force and effect; provided, that, in the event of a conflict between the terms of the foregoing agreements and this Agreement, the terms of this Agreement shall prevail.

9.6 Binding Effect. This Agreement shall inure solely to the benefit of and shall be binding upon the Representatives, the Underwriters, the Company, and the controlling persons, directors and officers referred to in Section 5.2, and their respective successors, legal representatives, heirs and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of securities from any of the Underwriters.

9.7 Governing Law; Consent to Jurisdiction; Trial by Jury. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws principles thereof. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Agreement shall be brought and enforced in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 9.1. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor. The Company (on its own behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

9.8 Execution in Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Delivery of a signed counterpart of this Agreement by facsimile or email/pdf transmission shall constitute valid and sufficient delivery thereof.

9.9 Waiver, etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

[Signature Page Follows]

If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

Very truly yours,

VERSUS SYSTEMS INC.

By:
Name:
Title:

Confirmed as of the date first written above, on behalf of itself and as Representatives of the several Underwriters named on Schedule 1 hereto:

D.A. DAVIDSON & CO.

By:
Name:
Title:

H.C. WAINWRIGHT & CO.

By:
Name:
Title:

[Signature Page]

SCHEDULE 1

Underwriter	Total Number of Firm Securities to be Purchased	Number of Option Securities to be Purchased if Over-Allotment Option is Fully Exercised
	Number of Firm Units	Number of Option Shares	Number of Option Warrants
D.A. Davidson & Co.

Totals

Schedule 1

SCHEDULE 2

Pricing Information

Number of Firm Units:

Number of Option Shares:

Number of Option Warrants:

Public Offering Price per Firm Unit: $

Public Offering Price per Option Share: $

Public Offering Price per Option Warrant: $

Underwriting Discount per Firm Unit: $

Underwriting Discount per Option Share: $

Underwriting Discount per Option Warrant: $

Proceeds to Company per Firm Unit (before expenses and credit): $

Proceeds to Company per Option Share (before expenses and credit): $

Proceeds to Company per Option Warrant (before expenses and credit): $

Schedule 2

SCHEDULE 3

List of Lock-Up Parties

Officer and Directors

Matthew Pierce

Craig Finster

Alex Peachey

Keyvan Paymani

Brian Tingle

Michelle Gahagan

Paul Vlasic

Amanda Armour

Sean Hopkins

Jennifer Prince

10% Holders

Wasach Advisors, Inc.

Schedule 3

EXHIBIT A

Form of Representatives’ Warrant Agreement

Reference is made to Exhibit 4.5 to the Registration Statement on Form S-1 (File Number 333-261423) of the Company, which is incorporated by reference.

Exhibit A

EXHIBIT B

Lock-Up Agreement

Exhibit B - 1

LOCK UP LETTER AGREEMENT

OFFICERS AND DIRECTORS

D.A. Davidson & Co.

8 Third Street North, Davidson Building

Great Falls, MT 59401

Ladies and Gentlemen:

The undersigned understands that you (the “Underwriter”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriter of common shares, no par value per share (the “Common Shares”) and warrants to purchase Common Shares (the “Warrants” and collectively with the Common Shares, the “Securities”), of Versus Systems Inc., a corporation organized under the laws of British Columbia, Canada (the “Company”), and that the Underwriter proposes to reoffer the Securities to the public (the “Offering”).

In consideration of the execution of the Underwriting Agreement by the Underwriter, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of the Underwriter, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the transfer or disposition by any person at any time in the future of) any Common Shares (including, without limitation, Common Shares that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Common Shares that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Shares, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or other securities, in cash or otherwise, (3) except as provided for below, make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Common Shares or securities convertible into or exercisable or exchangeable for Common Shares or any other securities of the Company, or (4) publicly disclose the intention to do any of the foregoing for a period commencing on the date hereof and ending on the three (3) month anniversary after the date of the Prospectus relating to the Offering (such three (3) month period, the “Lock-Up Period”).

Exhibit B - 2

The foregoing paragraph shall not apply to (a) transactions relating to Common Shares or other securities acquired in the open market after the completion of the Offering, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with such transfers; (b) bona fide gifts, sales or other dispositions of shares of any class of the Company’s capital stock or any security convertible into Common Shares, in each case that are made exclusively between and among the undersigned or members of the undersigned’s family, or affiliates of the undersigned, including its partners (if a partnership) or members (if a limited liability company); (c) any transfer of Common Shares or any security convertible into Common Shares by will or intestate succession upon the death of the undersigned; (d) transfer of Common Shares or any security convertible into Common Shares to an immediate family member (for purposes of this Lock-Up Letter Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin) or any trust, limited partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned or any immediate family member of the undersigned; provided that, in the case of clauses (b)- (d) above, it shall be a condition to any such transfer that (i) the transferee/donee agrees to be bound by the terms of this Lock-Up Letter Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto, (ii) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended, (the “Securities Act”) and the Exchange Act) to make, and shall agree to not voluntarily make, any filing or public announcement of the transfer or disposition prior to the expiration of the three (3) month period referred to above, and (iii) the undersigned notifies the Underwriter at least two business days prior to the proposed transfer or disposition; (e) the transfer of shares to the Company to satisfy withholding obligations for any equity award granted pursuant to the terms of the Company’s stock option/incentive plans, such as upon exercise, vesting, lapse of substantial risk of forfeiture, or other similar taxable event, in each case on a “cashless” or “net exercise” basis (which, for the avoidance of doubt shall not include “cashless” exercise programs involving a broker or other third party), provided that as a condition of any transfer pursuant to this clause (e), that if the undersigned is required to file a report under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares during the Lock-Up Period, the undersigned shall include a statement in such report, and if applicable an appropriate disposition transaction code, to the effect that such transfer is being made as a share delivery or forfeiture in connection with a net value exercise, or as a forfeiture or sale of shares solely to cover required tax withholding, as the case may be; (f) transfers of Common Shares or any security convertible into or exercisable or exchangeable for Common Shares pursuant to a bona fide third party tender offer made to all holders of the Common Shares, merger, consolidation or other similar transaction involving a change of control (as defined below) of the Company, including voting in favor of any such transaction or taking any other action in connection with such transaction, provided that in the event that such merger, tender offer or other transaction is not completed, the Common Shares and any security convertible into or exercisable or exchangeable for Common Shares shall remain subject to the restrictions set forth herein; (g) the exercise of warrants or the exercise of stock options granted pursuant to the Company’s stock option/incentive plans or otherwise outstanding on the date hereof; provided, that the restrictions shall apply to Common Shares issued upon such exercise or conversion; (h) the establishment of any contract, instruction or plan that satisfies all of the requirements of Rule 10b5-1 (a “Rule 10b5-1 Plan”) under the Exchange Act; provided, however, that no sales of Common Shares or securities convertible into, or exchangeable or exercisable for, Common Shares, shall be made pursuant to a Rule 10b5-1 Plan prior to the expiration of the Lock-Up Period; provided further, that the Company is not required to report the establishment of such Rule 10b5-1 Plan in any public report or filing with the Commission under the Exchange Act during the lock-up period and does not otherwise voluntarily effect any such public filing or report regarding such Rule 10b5-1 Plan; and (i) any demands or requests for, exercise any right with respect to, or take any action in preparation of, the registration by the Company under the Act of the undersigned’s Common Shares, provided that no transfer of the undersigned’s Common Shares registered pursuant to the exercise of any such right and no registration statement shall be filed under the Act with respect to any of the undersigned’s Common Shares during the Lock-Up Period. For purposes of clause (f) above, “change of control” shall mean the consummation of any bona fide third party tender offer, merger, purchase, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of a majority of total voting power of the voting stock of the Company.

Exhibit B - 3

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s securities subject to this Lock-Up Letter Agreement except in compliance with this Lock-Up Letter Agreement.

It is understood that, if the Company notifies the Underwriter that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.

The undersigned understands that the Company and the Underwriter will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriter.

This Lock-Up Letter Agreement shall automatically terminate and shall be void and of no further force or effect upon the earliest to occur, if any, of (1) the termination of the Underwriting Agreement before the sale of any Securities to the Underwriter or (2) [December 31], 2021, in the event that the Underwriting Agreement has not been executed by that date.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof. Delivery of a signed copy of this Lock-Up Agreement by facsimile or e-mail/.pdf transmission shall be effective as the delivery of the original hereof.

[Signature page follows]

Exhibit B - 4

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

For Individuals	For Entities

Name of Individual	Name of Entity

Signature of Individual	Signature of Authorized Person

_______________	Print Name of Authorized Person
Date

Print Title of Authorized Person

______________
Date

Exhibit B - 5

LOCK UP LETTER AGREEMENT

10% STOCKHOLDERS

D.A. Davidson & Co.

8 Third Street North, Davidson Building

Great Falls, MT 59401

Ladies and Gentlemen:

The undersigned understands that you (the “Underwriter”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriter of common shares, no par value per share (the “Common Shares”) and warrants to purchase Common Shares (the “Warrants” and collectively with the Common Shares, the “Securities”), of Versus Systems Inc., a corporation organized under the laws of British Columbia, Canada (the “Company”), and that the Underwriter proposes to reoffer the Securities to the public (the “Offering”).

In consideration of the execution of the Underwriting Agreement by the Underwriter, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of the Underwriter, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the transfer or disposition by any person at any time in the future of) any Common Shares (including, without limitation, Common Shares that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Common Shares that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Shares, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or other securities, in cash or otherwise, (3) except as provided for below, make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Common Shares or securities convertible into or exercisable or exchangeable for Common Shares or any other securities of the Company, or (4) publicly disclose the intention to do any of the foregoing for a period commencing on the date hereof and ending on the three (3) month anniversary after the date of the Prospectus relating to the Offering (such three (3) month period, the “Lock-Up Period”).

Exhibit B - 6

The foregoing paragraph shall not apply to (a) transactions relating to Common Shares or other securities acquired in the open market after the completion of the Offering , provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with such transfers; (b) bona fide gifts, sales or other dispositions of shares of any class of the Company’s capital stock or any security convertible into Common Shares, in each case that are made exclusively between and among the undersigned or members of the undersigned’s family, or affiliates of the undersigned, including its partners (if a partnership) or members (if a limited liability company); (c) any transfer of Common Shares or any security convertible into Common Shares by will or intestate succession upon the death of the undersigned; (d) transfer of Common Shares or any security convertible into Common Shares to an immediate family member (for purposes of this Lock-Up Letter Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin) or any trust, limited partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned or any immediate family member of the undersigned; provided that, in the case of clauses (b)- (d) above, it shall be a condition to any such transfer that (i) the transferee/donee agrees to be bound by the terms of this Lock-Up Letter Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto, (ii) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended, (the “Securities Act”) and the Exchange Act) to make, and shall agree to not voluntarily make, any filing or public announcement of the transfer or disposition prior to the expiration of the three (3) month period referred to above, and (iii) the undersigned notifies the Underwriter at least two business days prior to the proposed transfer or disposition; (e) the transfer of shares to the Company to satisfy withholding obligations for any equity award granted pursuant to the terms of the Company’s stock option/incentive plans, such as upon exercise, vesting, lapse of substantial risk of forfeiture, or other similar taxable event, in each case on a “cashless” or “net exercise” basis (which, for the avoidance of doubt shall not include “cashless” exercise programs involving a broker or other third party), provided that as a condition of any transfer pursuant to this clause (e), that if the undersigned is required to file a report under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares during the Lock-Up Period, the undersigned shall include a statement in such report, and if applicable an appropriate disposition transaction code, to the effect that such transfer is being made as a share delivery or forfeiture in connection with a net value exercise, or as a forfeiture or sale of shares solely to cover required tax withholding, as the case may be; (f) transfers of Common Shares or any security convertible into or exercisable or exchangeable for Common Shares pursuant to a bona fide third party tender offer made to all holders of the Common Shares, merger, consolidation or other similar transaction involving a change of control (as defined below) of the Company, including voting in favor of any such transaction or taking any other action in connection with such transaction, provided that in the event that such merger, tender offer or other transaction is not completed, the Common Shares and any security convertible into or exercisable or exchangeable for Common Shares shall remain subject to the restrictions set forth herein; (g) the exercise of warrants or the exercise of stock options granted pursuant to the Company’s stock option/incentive plans or otherwise outstanding on the date hereof; provided, that the restrictions shall apply to Common Shares issued upon such exercise or conversion; (h) the establishment of any contract, instruction or plan that satisfies all of the requirements of Rule 10b5-1 (a “Rule 10b5-1 Plan”) under the Exchange Act; provided, however, that no sales of Common Shares or securities convertible into, or exchangeable or exercisable for, Common Shares, shall be made pursuant to a Rule 10b5-1 Plan prior to the expiration of the Lock-Up Period; provided further, that the Company is not required to report the establishment of such Rule 10b5-1 Plan in any public report or filing with the Commission under the Exchange Act during the lock-up period and does not otherwise voluntarily effect any such public filing or report regarding such Rule 10b5-1 Plan; and (i) any demands or requests for, exercise any right with respect to, or take any action in preparation of, the registration by the Company under the Act of the undersigned’s Common Shares, provided that no transfer of the undersigned’s Common Shares registered pursuant to the exercise of any such right and no registration statement shall be filed under the Act with respect to any of the undersigned’s Common Shares during the Lock-Up Period. For purposes of clause (f) above, “change of control” shall mean the consummation of any bona fide third party tender offer, merger, purchase, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of a majority of total voting power of the voting stock of the Company.

Exhibit B - 7

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s securities subject to this Lock-Up Letter Agreement except in compliance with this Lock-Up Letter Agreement.

It is understood that, if the Company notifies the Underwriter that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.

The undersigned understands that the Company and the Underwriter will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriter.

This Lock-Up Letter Agreement shall automatically terminate and shall be void and of no further force or effect upon the earliest to occur, if any, of (1) the termination of the Underwriting Agreement before the sale of any Securities to the Underwriter or (2) [December 31], 2021, in the event that the Underwriting Agreement has not been executed by that date.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof. Delivery of a signed copy of this Lock-Up Agreement by facsimile or e-mail/.pdf transmission shall be effective as the delivery of the original hereof.

[Signature page follows]

Exhibit B - 8

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,
For Individuals	For Entities

Name of Individual	Name of Entity

Signature of Individual	Signature of Authorized Person

_______________	Print Name of Authorized Person
Date

Print Title of Authorized Person

______________
Date

Exhibit B - 9

EXHIBIT C

Form of Press Release

Versus Systems Inc.

[Date]

Versus Systems Inc. (the “Company”) announced today that D.A. Davidson & Co. and H.C. Wainwright & Co., acting as representatives for the underwriters in the Company’s recent public offering of the Company’s units, consisting of one share of common stock and one warrant to purchase one share of common stock, is [waiving] [releasing] a lock-up restriction with respect to _________ shares of the Company’s common stock held by [certain officers, directors or other security holders] [an officer, director or security holder] of the Company. The [waiver] [release] will take effect on _________, 20___, and the shares may be sold on or after such date.

This press release is not an offer or sale of the securities in the United States or in any other jurisdiction where such offer or sale is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act of 1933, as amended.

Exhibit C

EXHIBIT D

Form of Legal Opinion

Exhibit D